Exhibit 10.25

AMENDMENT NO.5 TO THE
CORELOGIC, INC. DEFERRED COMPENSATION PLAN

WHEREAS, CoreLogic, Inc. (the "Company") maintains the CoreLogic, Inc. Deferred Compensation Plan (the "Plan"); and

WHEREAS, Section 9.1 of the Plan reserves to the Board or Plan Committee the right to amend the Plan; and

WHEREAS, the purpose of this Amendment No. 5 (the "Amendment") to the Plan is to change the adopting employers to the Plan; and

WHEREAS, this Amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this Amendment.

NOW THEREFORE, BE IT RESOLVED, that the Plan is amended as follows, effective as of January 1, 2012, unless otherwise indicated below:

IN WITNESS WHEREOF, this Amendment has been executed this 30 day of December, 2011.

COMPANY:    CoreLogic, Inc.

By: /s/ Bernie Malone

EXHIBIT I

Appendix B. Participating Companies

Employer Name	Participation Effective Date	Participation End Date
American Driving Records, LLC (formerly American Driving Records, Inc.)	1-Apr-10
Americas Innovative Insurance Solutions	1-Apr-10
Ati Title Agency of Ohio Inc.	1-Apr-10
CoreLogic Commercial Real Estate Services Inc. (formerly First American Commercial Real Estate Solutions)	1-Apr-10
CoreLogic Consumer Services, LLC (formerly CoreLogic Consumer Services, Inc.)	1-Apr-10
CoreLogic Credco, LLC	1-Apr-10
CoreLogic Default Information Services, LLC (formerly First American Default Management Solutions)	1-Apr-10
CoreLogic Flood Services, LLC (formerly First Am Flood Hazard Certification, LLC)	1-Apr-10
CoreLogic National Background Data, LLC	1-Apr-10
CoreLogic Solutions, LLC (formerly CoreLogic Real Estate Solutions, LLC/formerly First American Real Estate Solutions, LLC)	1-Apr-10
CoreLogic SafeRent, LLC (formerly CoreLogic SafeRent, Inc.)	1-Apr-10

Employer Name	Participation Effective Date	Participation End Date
CoreLogic Tax Services, LLC (formerly First American Real Estate Tax Svc, LLC) 1-Apr-10 LLC)	1-Apr-10	31-Dec-11
CoreLogic Valuation Services, LLC (formerly Quantrix, LLC and eAappraiseIT, LLC)	1-Apr-10
CoreLogic Dorado, LLC (formerly Dorado Network Systems Corporation)	11-Mar-11
Finiti Group, LLC	1-Apr-10
Finiti Title, LLC	1-Apr-10
Finiti, LLC	1-Apr-10

FPSDIRECT, LLC	1-Apr-10
Multifamily Community Insurance Agency, LLC (formerly Multifamily Community Insurance Agency, Inc.)	1-Apr-10
RealtyBid International, LLC	1-Jan-11
Rels Management Company, LLC	1-Apr-10
RELS Reporting Services, LLC	1-Apr-10
Rels Title Services, LLC	1-Apr-10
Rels, LLC	1-Apr-10
Speedy Title & Appraisal Review Services, LLC (STARS)	1-Apr-11
TeleTrack, Inc. (formerly CoreLogic TeleTrack, Inc)	1-Apr-10
CoreLogic Services, LLC	1-Jan-12
CoreLogic Holdings II	1-Jan-12
CompuNet Credit Services, LLC	1-Jan-12

Employer Name	Participation Effective Date	Participation End Date
CoreLogic Due Diligence, LLC	1-Jan-12
CoreLogic US, Inc. (formerly First Advantage Corporation)	1-Apr-10	31-Dec-2011
CoreLogic Information Solutions, Inc. (formerly First American CoreLogic, Inc.)	1-Apr-10	31-Dec-11
CoreLogic Jenark, Inc.	1-Apr-10	31-Dec-11
Marketlinx, Inc.	1-Apr-10	31-Dec-11
LeadClick Media, Inc. (correction formerly listed as Leadclick Holding Company, LLC)	1-Apr-10	31-Dec-11
CoreLogic Proxix Solutions, Inc. (formerly Proxix Solutions, Inc.)	1-Apr-10	31-Dec-11